Guarantees and Contingent Liabilities	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Guarantees and Contingent Liabilities
NOTE 23 GUARANTEES AND CONTINGENT LIABILITIES

Visa Restructuring and Card Association Litigation The Company’s payment services business issues and acquires credit and debit card transactions through the Visa U.S.A. Inc. card association or its affiliates (collectively “Visa”). In 2007, Visa completed a restructuring and issued shares of Visa Inc. common stock to its financial institution members in contemplation of its initial public offering (“IPO”) completed in the first quarter of 2008 (the “Visa Reorganization”). As a part of the Visa Reorganization, the Company received its proportionate number of shares of Visa Inc. common stock, which were subsequently converted to Class B shares of Visa Inc. (“Class B shares”). Visa U.S.A. Inc. (“Visa U.S.A.”) and MasterCard International (collectively, the “Card Associations”) are defendants in antitrust lawsuits challenging the practices of the Card Associations (the “Visa Litigation”). Visa U.S.A. member banks have a contingent obligation to indemnify Visa Inc. under the Visa U.S.A. bylaws (which were modified at the time of the restructuring in October 2007) for potential losses arising from the Visa Litigation. The indemnification by the Visa U.S.A. member banks has no specific maximum amount.

Using proceeds from its IPO and through reductions to the conversion ratio applicable to the Class B shares held by Visa U.S.A. member banks, Visa Inc. has funded an escrow account for the benefit of member financial institutions to fund their indemnification obligations associated with the Visa Litigation. The receivable related to the escrow account is classified in other liabilities as a direct offset to the related Visa Litigation contingent liability. On October 19, 2012, Visa signed a settlement agreement to resolve class action claims associated with the multi-district interchange litigation, the largest of the remaining Visa Litigation matters. The settlement has been approved by the court, but has been challenged by some class members and is being appealed. In addition, a number of class members opted out of the settlement and have filed actions against the Card Associations. At December 31, 2014, the carrying amount of the Company’s liability related to the Visa Litigation matters, net of its share of the escrow fundings, was $19 million. During 2014, the Company sold 3.8 million of its Class B shares. These sales do not impact the Company’s liability for the Visa Litigation matters or the receivable related to the escrow account. The remaining 8.9 million Class B shares held by the Company will be eligible for conversion to Class A shares of Visa Inc., and thereby become marketable, upon final settlement of the Visa Litigation. These shares are excluded from the Company’s financial instruments disclosures included in Note 22.

Commitments to Extend Credit Commitments to extend credit are legally binding and generally have fixed expiration dates or other termination clauses. The contractual amount represents the Company’s exposure to credit loss, in the event of default by the borrower. The Company manages this credit risk by using the same credit policies it applies to loans. Collateral is obtained to secure commitments based on management’s credit assessment of the borrower. The collateral may include marketable securities, receivables, inventory, equipment and real estate. Since the Company expects many of the commitments to expire without being drawn, total commitment amounts do not necessarily represent the Company’s future liquidity requirements. In addition, the commitments include consumer credit lines that are cancelable upon notification to the consumer.

The contract or notional amounts of unfunded commitments to extend credit at December 31, 2014, excluding those commitments considered derivatives, were as follows:

	Term
(Dollars in Millions)	Less Than One Year	Greater Than One Year	Total
Commercial and commercial real estate	$24,161	$89,108	$113,269
Corporate and purchasing cards(a)	21,301	–	21,301
Residential mortgages	70	14	84
Retail credit cards(a)	78,578	190	78,768
Other retail	12,217	19,276	31,493
Covered	–	667	667
Federal funds	5,258	–	5,258
(a)	Primarily cancelable at the Company’s discretion.

Lease Commitments Rental expense for operating leases totaled $326 million in 2014, $311 million in 2013 and $295 million in 2012. Future minimum payments, net of sublease rentals, under capitalized leases and noncancelable operating leases with initial or remaining terms of one year or more, consisted of the following at December 31, 2014:

(Dollars in Millions)	Capitalized Leases	Operating Leases
2015	$13	$265
2016	12	238
2017	10	206
2018	10	166
2019	8	134
Thereafter	34	503

Total minimum lease payments	87	$1,512
Less amount representing interest	31

Present value of net minimum lease payments	$56

OTHER GUARANTEES AND CONTINGENT LIABILITIES

The following table is a summary of other guarantees and contingent liabilities of the Company at December 31, 2014:

(Dollars in Millions)	Collateral Held	Carrying Amount	Maximum Potential Future Payments
Standby letters of credit	$–	$58	$14,838
Third party borrowing arrangements	–	–	10
Securities lending indemnifications	4,649	–	4,514
Asset sales	–	145	4,271
Merchant processing	522	58	89,652
Contingent consideration arrangements	–	2	2
Tender option bond program guarantee	2,870	–	2,719
Minimum revenue guarantees	–	6	6
Other	–	–	502

Letters of Credit Standby letters of credit are commitments the Company issues to guarantee the performance of a customer to a third party. The guarantees frequently support public and private borrowing arrangements, including commercial paper issuances, bond financings and other similar transactions. The Company issues commercial letters of credit on behalf of customers to ensure payment or collection in connection with trade transactions. In the event of a customer’s nonperformance, the Company’s credit loss exposure is the same as in any extension of credit, up to the letter’s contractual amount. Management assesses the borrower’s credit to determine the necessary collateral, which may include marketable securities, receivables, inventory, equipment and real estate. Since the conditions requiring the Company to fund letters of credit may not occur, the Company expects its liquidity requirements to be less than the total outstanding commitments. The maximum potential future payments guaranteed by the Company under standby letter of credit arrangements at December 31, 2014, were approximately $14.8 billion with a weighted-average term of approximately 21 months. The estimated fair value of standby letters of credit was approximately $58 million at December 31, 2014.

The contract or notional amount of letters of credit at December 31, 2014, were as follows:

	Term
(Dollars in Millions)	Less Than One Year	Greater Than One Year	Total
Standby	$6,757	$8,081	$14,838
Commercial	354	53	407

Guarantees Guarantees are contingent commitments issued by the Company to customers or other third parties. The Company’s guarantees primarily include parent guarantees related to subsidiaries’ third party borrowing arrangements; third party performance guarantees inherent in the Company’s business operations, such as indemnified securities lending programs and merchant charge-back guarantees; indemnification or buy-back provisions related to certain asset sales; and contingent consideration arrangements related to acquisitions. For certain guarantees, the Company has recorded a liability related to the potential obligation, or has access to collateral to support the guarantee or through the exercise of other recourse provisions can offset some or all of the maximum potential future payments made under these guarantees.

Third Party Borrowing Arrangements The Company provides guarantees to third parties as a part of certain subsidiaries’ borrowing arrangements. The maximum potential future payments guaranteed by the Company under these arrangements were approximately $10 million at December 31, 2014.

Commitments from Securities Lending The Company participates in securities lending activities by acting as the customer’s agent involving the loan of securities. The Company indemnifies customers for the difference between the fair value of the securities lent and the fair value of the collateral received. Cash collateralizes these transactions. The maximum potential future payments guaranteed by the Company under these arrangements were approximately $4.5 billion at December 31, 2014, and represented the fair value of the securities lent to third parties. At December 31, 2014, the Company held $4.6 billion of cash as collateral for these arrangements.

Asset Sales The Company has provided guarantees to certain third parties in connection with the sale or syndication of certain assets, primarily loan portfolios and tax-advantaged investments. These guarantees are generally in the form of asset buy-back or make-whole provisions that are triggered upon a credit event or a change in the tax-qualifying status of the related projects, as applicable, and remain in effect until the loans are collected or final tax credits are realized, respectively. The maximum potential future payments guaranteed by the Company under these arrangements were approximately $4.3 billion at December 31, 2014, and represented the proceeds received from the buyer or the guaranteed portion in these transactions where the buy-back or make-whole provisions have not yet expired. At December 31, 2014, the Company had reserved $99 million for potential losses related to the sale or syndication of tax- advantaged investments.

The maximum potential future payments do not include loan sales where the Company provides standard representation and warranties to the buyer against losses related to loan underwriting documentation defects that may have existed at the time of sale that generally are identified after the occurrence of a triggering event such as delinquency. For these types of loan sales, the maximum potential future payments is generally the unpaid principal balance of loans sold measured at the end of the current reporting period. Actual losses will be significantly less than the maximum exposure, as only a fraction of loans sold will have a representation and warranty breach, and any losses on repurchase would generally be mitigated by any collateral held against the loans.

The Company regularly sells loans to GSEs as part of its mortgage banking activities. The Company provides customary representations and warranties to the GSEs in conjunction with these sales. These representations and warranties generally require the Company to repurchase assets if it is subsequently determined that a loan did not meet specified criteria, such as a documentation deficiency or rescission of mortgage insurance. If the Company is unable to cure or refute a repurchase request, the Company is generally obligated to repurchase the loan or otherwise reimburse the counterparty for losses. At December 31, 2014, the Company had reserved $46 million for potential losses from representation and warranty obligations, compared with $83 million at December 31, 2013. The Company’s reserve reflects management’s best estimate of losses for representation and warranty obligations. The Company’s repurchase reserve is modeled at the loan level, taking into consideration the individual credit quality and borrower activity that has transpired since origination. The model applies credit quality and economic risk factors to derive a probability of default and potential repurchase that are based on the Company’s historical loss experience, and estimates loss severity based on expected collateral value. The Company also considers qualitative factors that may result in anticipated losses differing from historical loss trends.

The following table is a rollforward of the Company’s representation and warranty reserve:

Year Ended December 31 (Dollars in Millions)	2014	2013	2012
Balance at beginning of period	$83	$240	$160
Net realized losses	(28)	(115)	(120)
Change in reserve	(9)	(42)	200

Balance at end of period	$46	$83	$240

As of December 31, 2014 and 2013, the Company had $19 million and $89 million, respectively, of unresolved representation and warranty claims from the GSEs. The Company does not have a significant amount of unresolved claims from investors other than the GSEs.

Merchant Processing The Company, through its subsidiaries, provides merchant processing services. Under the rules of credit card associations, a merchant processor retains a contingent liability for credit card transactions processed. This contingent liability arises in the event of a billing dispute between the merchant and a cardholder that is ultimately resolved in the cardholder’s favor. In this situation, the transaction is “charged-back” to the merchant and the disputed amount is credited or otherwise refunded to the cardholder. If the Company is unable to collect this amount from the merchant, it bears the loss for the amount of the refund paid to the cardholder.

A cardholder, through its issuing bank, generally has until the later of up to four months after the date the transaction is processed or the receipt of the product or service to present a charge-back to the Company as the merchant processor. The absolute maximum potential liability is estimated to be the total volume of credit card transactions that meet the associations’ requirements to be valid charge-back transactions at any given time. Management estimates that the maximum potential exposure for charge-backs would approximate the total amount of merchant transactions processed through the credit card associations for the last four months. For the last four months this amount totaled approximately $89.7 billion. In most cases, this contingent liability is unlikely to arise, as most products and services are delivered when purchased and amounts are refunded when items are returned to merchants. However, where the product or service is not provided until a future date (“future delivery”), the potential for this contingent liability increases. To mitigate this risk, the Company may require the merchant to make an escrow deposit, place maximum volume limitations on future delivery transactions processed by the merchant at any point in time, or require various credit enhancements (including letters of credit and bank guarantees). Also, merchant processing contracts may include event triggers to provide the Company more financial and operational control in the event of financial deterioration of the merchant.

The Company currently processes card transactions in the United States, Canada, Europe, Mexico and Brazil through wholly-owned subsidiaries and joint ventures with other financial institutions. In the event a merchant was unable to fulfill product or services subject to delayed delivery, such as airline tickets, the Company could become financially liable for refunding tickets purchased through the credit card associations under the charge-back provisions. Charge-back risk related to these merchants is evaluated in a manner similar to credit risk assessments and, as such, merchant processing contracts contain various provisions to protect the Company in the event of default. At December 31, 2014, the value of airline tickets purchased to be delivered at a future date was $5.2 billion. The Company held collateral of $429 million in escrow deposits, letters of credit and indemnities from financial institutions, and liens on various assets. With respect to future delivery risk for other merchants, the Company held $23 million of merchant escrow deposits as collateral. In addition to specific collateral or other credit enhancements, the Company maintains a liability for its implied guarantees associated with future delivery. At December 31, 2014, the liability was $48 million primarily related to these airline processing arrangements.

In the normal course of business, the Company has unresolved charge-backs. The Company assesses the likelihood of its potential liability based on the extent and nature of unresolved charge-backs and its historical loss experience. At December 31, 2014, the Company held $70 million of merchant escrow deposits as collateral and had a recorded liability for potential losses of $10 million.

Contingent Consideration Arrangements The Company has contingent payment obligations related to certain business combination transactions. Payments are guaranteed as long as certain post-acquisition performance-based criteria are met or customer relationships are maintained. At December 31, 2014, the maximum potential future payments required to be made by the Company under these arrangements was approximately $2 million. If required, the majority of these contingent payments are payable within the next 12 months.

Tender Option Bond Program Guarantee As discussed in Note 8, the Company sponsors a municipal bond securities tender option bond program and consolidates the program’s entities on its Consolidated Balance Sheet. The Company provides financial performance guarantees related to the program’s entities. At December 31, 2014, the Company guaranteed $2.7 billion of borrowings of the program’s entities, included on the Consolidated Balance Sheet in short-term borrowings. The Company also included on its Consolidated Balance Sheet the related $2.9 billion of available-for-sale investment securities serving as collateral for this arrangement.

Minimum Revenue Guarantees In the normal course of business, the Company may enter into revenue share agreements with third party business partners who generate customer referrals or provide marketing or other services related to the generation of revenue. In certain of these agreements, the Company may guarantee that a minimum amount of revenue share payments will be made to the third party over a specified period of time. At December 31, 2014, the maximum potential future payments required to be made by the Company under these agreements were $6 million and the Company had recorded a related liability of $6 million.

Other Guarantees and Commitments The Company has also made other financial performance guarantees and commitments related to the operations of its subsidiaries. At December 31, 2014, the maximum potential future payments guaranteed or committed by the Company under these arrangements were approximately $502 million.

Litigation and Regulatory Matters The Company is subject to various litigation and regulatory matters that arise in the ordinary course of its business. The Company establishes reserves for such matters when potential losses become probable and can be reasonably estimated. The Company believes the ultimate resolution of existing legal and regulatory matters will not have a material adverse effect on the financial condition, results of operations or cash flows of the Company. However, changes in circumstances or additional information could result in additional accruals or resolution in excess of established accruals, which could adversely affect the Company’s results from operations, potentially materially.

Litigation Matters In the last several years, the Company and other large financial institutions have been sued in their capacity as trustee for residential mortgage–backed securities trusts. Among these lawsuits are actions brought in June 2014 by a group of institutional investors against six bank trustees, including the Company. In BlackRock Allocation Target Shares: Series S Portfolio, et al. v. U.S. Bank National Association, et al. filed on June 18, 2014 in the Supreme Court of the State of New York, New York County, and then refiled on November 24, 2014 in the United States District Court for the Southern District of New York (where it is now pending), the investors allege that U.S. Bank National Association as trustee caused them to incur losses by failing to enforce loan repurchase obligations and failing to abide by appropriate standards of care after events of default allegedly occurred. In the lawsuit, the plaintiffs seek monetary damages in an unspecified amount and also seek equitable relief.

Regulatory Matters The Company is currently subject to investigations and examinations by government agencies and bank regulators concerning mortgage-related practices, including those related to compliance with selling guidelines relating to residential home loans sold to GSEs, foreclosure-related expenses submitted to the Federal Housing Administration or GSEs for reimbursement, and various practices related to lender-placed insurance. The Company is also regularly subject to examinations and inquiries in areas of increasing regulatory scrutiny, such as compliance, risk management, third party management, consumer protection, anti-money laundering, and Bank Secrecy Act and Office of Foreign Assets Control requirements. The Company is cooperating fully with these examinations, inquiries and investigations, any of which could lead to administrative or legal proceedings or settlements. Remedies in these proceedings or settlements may include fines, penalties, restitution or alterations in the Company’s business practices (which may increase the Company’s operating expenses and decrease its revenue).

Certain federal and state governmental authorities reached settlement agreements in 2012 and 2013 with other major financial institutions regarding their mortgage origination, servicing, and foreclosure activities. Those governmental authorities have had settlement discussions with other financial institutions, including the Company. The Company has not agreed to any settlement; however, if a settlement were reached it would likely include an agreement to comply with specified servicing standards, and settlement payments to governmental authorities as well as a monetary commitment that could be satisfied under various loan modification programs (in addition to the programs the Company already has in place).

In April 2011, the Company and certain other large financial institutions entered into Consent Orders with U.S. federal banking regulators relating to residential mortgage servicing and foreclosure practices. These regulators will determine whether any of the institutions will be released from the Consent Orders, based on their compliance with the Consent Orders’ provisions. If the federal regulators determine that the Company has not appropriately addressed the requirements of the Consent Orders, the Company could be required to enter into further orders and settlements, pay additional fines or penalties, make restitution or further modify the Company’s business practices (which may increase the Company’s operating expenses and decrease its revenue).

Outlook Due to their complex nature, it can be years before litigation and regulatory matters are resolved. For those litigation and regulatory matters where the Company has information to develop an estimate or range of loss, the Company believes the upper end of reasonably possible losses in aggregate, in excess of any reserves established for matters where a loss is considered probable, will not be material to its financial condition, results of operations or cash flows. The Company’s estimates are subject to significant judgment and uncertainties, and the matters underlying the estimates will change from time to time. Actual results may vary significantly from the current estimates.